Share-based payment plans	6 Months Ended
Jun. 30, 2021
Share-Based Payment Arrangements [Abstract]
Share-based payment plans	Share-based payment plans
The expense recognized for employee and other services received during the six months ended June 30, 2021 arising from equity-settled share-based payment transactions was $2,252,000 (six months ended June 30, 2020: $1,292,000).
The breakdown is as follows:

	Six months ended June 30,
	2020	2021
	(in thousands)
Cost of revenue	$9	$30
Research and development	$538	$1,067
Sales and marketing	$235	$423
General and administrative	$510	$732
Total	$1,292	$2,252
During the six months ended June 30, 2021, the board of directors granted 329,280 restricted share awards (RSA). RSA vest over four years, with either 25% vesting after the one-year anniversary of the grant or 50% vesting after the two-year anniversary, and the remaining portion of the grant vesting quarterly over the remaining years. The board of directors granted 96,000 warrants to consultants during this period. In June 2021, following approval at the annual meeting of shareholders, 980,000 warrants were issued to members of the board of directors at an exercise price of $1.49 per ordinary share ($5.96 per ADS). The warrants vest after one year.
During the six months ended June 30, 2021, 375,731 stock options, restricted shares and warrants were canceled. During this period, 59,908 stock options were exercised resulting in the issuance of 59,908 ordinary shares and an increase of nominal capital of 1,450 and an increase of share premium of $94,612. During the six months ended June 30, 2021, 981,304 restricted shares vested and were issued as ordinary shares.